File No. 33-6851
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

     Pre-Effective Amendment No.                                        [  ]


     Post-Effective Amendment No. 11                                    [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


     Amendment No. 11                                                   [X]



                      (Check appropriate box or boxes.)

                      Dreyfus Treasury Cash Management
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                         Daniel C. Maclean III, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on October 10, 1995 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1995 was filed on September 29, 1995.


                     Dreyfus Treasury Cash Management
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____

  1            Cover Page                                      Cover

  2            Synopsis                                        2

  3            Condensed Financial Information                 3

  4            General Description of Registrant               4

  5            Management of the Fund                          5

  5(a)         Management's Discussion of Fund's Performance   *

  6            Capital Stock and Other Securities              11

  7            Purchase of Securities Being Offered            6

  8            Redemption or Repurchase                        8

  9            Pending Legal Proceedings                       *


Items in
Part B of
Form N-1A
---------

  10           Cover Page                                      Cover

  11           Table of Contents                               Cover

  12           General Information and History                 B-14

  13           Investment Objectives and Policies              B-2

  14           Management of the Fund                          B-3

  15           Control Persons and Principal                   B-6
               Holders of Securities

  16           Investment Advisory and Other                   B-6
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                   Dreyfus Treasury Cash Management
       Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                         Page
_________      _______                                         _____

  17           Brokerage Allocation                            B-9

  18           Capital Stock and Other Securities              B-14

  19           Purchase, Redemption and Pricing                B-8, 10, 11
               of Securities Being Offered

  20           Tax Status                                      *

  21           Underwriters                                    B-8

  22           Calculations of Performance Data                B-11

  23           Financial Statements                            B-15


Items in
Part C of
Form N-1A
_________

  24           Financial Statements and Exhibits               C-1

  25           Persons Controlled by or Under                  C-4
               Common Control with Registrant

  26           Number of Holders of Securities                 C-4

  27           Indemnification                                 C-4

  28           Business and Other Connections of               C-5
               Investment Adviser

  29           Principal Underwriters                          C-11

  30           Location of Accounts and Records                C-14

  31           Management Services                             C-14

  32           Undertakings                                    C-14


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                 OCTOBER 10, 1995
                      DREYFUS TREASURY CASH MANAGEMENT


----------------------------------------------------------------------------
        DREYFUS TREASURY CASH MANAGEMENT (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. ITS GOAL IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
        THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, THE FUND IS OFFERING CLASS A SHARES AND CLASS B SHARES. CLASS A SHARES AND CLASS B SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS B BEARS CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 10, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.



        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


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                        TABLE OF CONTENTS
                                                                           Page
Annual Fund Operating Expenses..................................            2
Condensed Financial Information.................................            3
Yield Information...............................................            3
Description of the Fund.........................................            4
Management of the Fund..........................................            5
How to Buy Fund Shares..........................................            6
Investor Services...............................................            7
How to Redeem Fund Shares.......................................            8
Service Plan....................................................            9
Shareholder Services Plan.......................................            9
Dividends, Distributions and Taxes..............................            9
General Information.............................................            10
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


                       ANNUAL FUND OPERATING EXPENSES
             (as a percentage of average daily net assets)
                                                                                              CLASS A         CLASS B
                                                                                               SHARES         SHARES
    Management Fees .....................................................                      .20%          .20%
    12b-1 Fees (distribution and servicing) .............................                       -_           .25%
    Total Fund Operating Expenses .......................................                      .20%          .45%
Example:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                              CLASS A         CLASS B
                                                                                               SHARES         SHARES
                                 1 Year..................................                      $ 2            $ 5
                                 3 Years.................................                      $ 6            $14
                                 5 Years ................................                      $11            $25
                                 10 Years................................                      $26            $57

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
----------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. Institutions and certain Service Agents (as defined below) effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares," "Service Plan" and "Shareholder Services Plan."


        Page 2
                     CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                              FINANCIAL HIGHLIGHTS


        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.















                                                              CLASS A SHARES                                     CLASS B SHARES
                                ---------------------------------------------------------------------------     -----------------
                                                           YEAR ENDED JULY 31,                                YEAR ENDED JULY 31,
                                ---------------------------------------------------------------------------  -------------------
                              1987(1)     1988     1989     1990     1991     1992     1993     1994    1995   1994(2)     1995
                              ------      ----     ----     ----    -----     ----    -----    -----   ----    -----      -----
PER SHARE DATA:
  Net asset value,
   beginning of year....     $1.0000     $.9995  $.9996   $.9996   $.9999   $1.0000   $1.0000  1.0000 $1.0000  $1.0000   $1.0000
                              -------     -----   ------  ------   ------   ------     ------- ------ ------   -------    -------
  INVESTMENT OPERATIONS:
  Investment income_net....    .0531      .0660   .0854    .0824    .0688     .0452     .0310   .0322   .0522    .0177     .0497
  Net realized gain (loss)
   on investments....         (.0005)     .0001     --     .0003    .0001       --        --      --   (.0001)     --     (.0001)
                              -------     -----   ------  ------   ------   ------     ------- ------ ------   -------    -------
  TOTAL FROM
   INVESTMENT OPERATIONS..     .0526      .0661    .0854   .0827    .0689     .0452     .0310   .0322   .0521    .0177     .0496
  Distributions:
  Dividends from investment
   income-net.......          (.0531)    (.0660)  (.0854) (.0824)  (.0688)   (.0452)   (.0310) (.0322) (.0522)  (.0177)   (.0497)
  Dividends from net realized
   gain on investments....        --        --       --      --       --        --        --      --      --      --        --
                              -------     -----   ------  ------   ------   ------     ------- ------ ------   -------    -------
  TOTAL DISTRIBUTIONS....      (.0531)   (.0660)  (.0854) (.0824)  (.0688)   (.0452)   (.0310) (.0322) (.0522)  (.0177)  (.0497)
                              -------     -----   ------  ------   ------   ------     ------- ------ ------   -------    -------
  Net asset value,
   end of year.....            $.9995    $.9996   $.9996  $.9999  $1.0000   $1.0000   $1.0000 $1.0000  $.9999   $1.0000   $.9999
                               =======   ======   ======  ======  =======   =======   ======= =======  ======    ======   ======
TOTAL INVESTMENT RETURN..       6.00%(3)   6.81%    8.88%   8.56%    7.10%     4.62%     3.14%   3.27%   5.34%    3.22%(3)  5.08%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets...          .20%(3)   .20%   .20%      .20%     .20%      .20%      .20%    .20%    .20%     .45%(3)  .45%
  Ratio of net investment income
   to average net assets...      5.93%(3)  6.62%   8.53%    8.19%    6.75%     4.45%     3.12%    3.18%  5.22%    3.33%(3)  5.24%
  Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation....    .10%      .06%    .05%     .07%     .06%      .05%      .04%     .01%    --       --        --
  Net Assets, end of year
  (000's omitted).. $483,360 $722,268 $777,371 $1,558,493 $2,643,267 $4,103,056 $2,406,604 $1,982,582 $1,951,105 $20,610 $39,047
________________________
(1)From September 4, 1986 (commencement of operations) to July 31, 1987.
(2)From January 10, 1994 (commencement of initial offering) to July 31, 1994.
(3)Annualized.


                           YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Both yield figures also take into account any applicable distribution and service fees. As a result, at any given time, the performance of Class B should be expected to be lower than that of Class A. See "Service Plan."
         Page 3
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC/Donoghue's Money Fund ReportRegistration Mark, Morningstar, Inc. and other industry publications.


                             DESCRIPTION OF THE FUND
GENERAL _ By this Prospectus, two classes of shares of the Fund are being offered _ Class A shares and Class B shares (each such class being referred to as a "Class"). The Classes are identical, except that Class B shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of Class B. The fee is payable for advertising, marketing and distributing the Fund's Class B shares and for ongoing personal services relating to Class B shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. See "Service Plan." The distribution and service fee paid by Class B will cause Class B to have a higher expense ratio and to pay lower dividends than Class A.
        WHEN USED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
INVESTMENT OBJECTIVE _ The Fund's goal is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES _ To achieve its goal, the Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities.


        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


        Securities issued or guaranteed by the U.S. Government include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.



        In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. TheFund may enter into repurchase agreements with certain banks or non-bank dealers.


         Page 4


        The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.



CERTAIN FUNDAMENTAL POLICY _ The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. This is a fundamental policy that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies_Investment Restrictions" in the Statement of Additional Information.



INVESTMENT CONSIDERATIONS _ The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when it purchases U.S. Government securities. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


                           MANAGEMENT OF THE FUND


        The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 31, 1995, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than 1.8 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets including approximately $71 billion in mutual fund assets.



        For the fiscal year ended July 31, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


        Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the
        Page 5
annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. See "Service Plan." The Fund will not reimburse The Dreyfus Corporation for any amounts it may bear.


        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is the Boston Institutional Group, Inc.



        The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, is the Fund's Sub-custodian (the "Sub-custodian").


                         HOW TO BUY FUND SHARES
        The Fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.


        The minimum initial investment is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus Treasury Prime
Cash Management; or (b) the investor has, in the opinion of management of Drey fus Institutional Services Division, a division of Dreyfus Service Corporation, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Fund's Account Application. Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Service Plan. Service Agents may receive different levels of compensation for selling different classes of shares. Each Service Agent has agreed to transmit to its clients a schedule of such fees. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.



        Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone, investors should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" in this Prospectus. For instructions concerning purchases and to determine whether their computer facilities are compatible with the Fund's, investors should also call one of the telephone numbers listed under "General Information."


        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or Sub-custodian, as the case may be and as more fully described below, or by any other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Rese rve System. Checks drawn on banks which are not members of the Federal
Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
        Page 6


        The Fund's net asset value per share is determined as of 5:00 p.m. New York time, on each day that the New York Stock Exchange is open for business. Net asset value per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian, or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.


        A telephone order placed to Dreyfus Institutional Services Division in New York will become effective at the price determined at 5:00 p.m., New York time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 5:00 p.m., New York time, and Federal Funds are received by the Custodian by 6:00 p.m., New York time, on that day. A telephone order placed to Dreyfus Institutional Services Division in California will become effective at the price determined at 2:00 p.m., California time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 3:00 p.m., California time, on that day.


        Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                           INVESTOR SERVICES


FUND EXCHANGES _ An investor may purchase, in exchange for Class A or Class B shares of the Fund, shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus Treasury Prime Cash Management, which have different investment objectives that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.


        To request an exchange, exchange instructions must be given in writing or by telephone to Dreyfus Institutional Services Division. See "How to Redeem Fund Shares_Procedures." Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained also by calling one of the telephone numbers listed under "General Information." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund exchanges may be modified or terminated at any time upon notice to investors.


DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an Investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Class A or Class B shares of the Fund, in shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management or Dreyfus Treasury Prime Cash Management, if the
         Page 7
investor is currently an investor in one of these funds. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by writing to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed "General Information."


                        HOW TO REDEEM FUND SHARES
GENERAL _ Investors may request redemption of their shares at any time and the shares will be redeemed at the next determined net asset value.


        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.




        If a request for redemption is received in proper form in New York by 5:00 p.m., New York time, or in Los Angeles by 2:00 p.m., California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day in New York or Los Angeles, the shares will receive the dividend on the Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.



        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


PROCEDURES _ Investors may redeem Fund shares by wire or telephone, or through compatible computer facilities as described below.


        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is automatically granted unless the investor refuses it), the investor authorizes the telephone Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believe to be genuine.



        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent or its agents by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein.


REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Fund shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem shares by telephone by calling one of the telephone numbers listed under "General Information." The Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or the Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.


       Page 8


REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES _ The Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.


                                 SERVICE PLAN
                                (Class B Only)
        Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Service Plan, the Fund (a) reimburses the Distributor for distributing Class B shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fee payable for Servicing is intended to be a "service fee" as defined in Article III, Section 26 of the NASD Rules of Fair Practice. The fees payable under the Service Plan are payable without regard to actual expenses incurred.
                        SHAREHOLDER SERVICES PLAN
                             (Class A Only)


        Class A shares are subject to a Shareholder Services Plan pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Class A shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, Class A shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses. See "Management of the Fund."


                     DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day the purchase order is effective. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at the investor's option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. If an investor redeems all shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to Class A or Class B will be borne exclusively
        Page 9
by such Class. Class B shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B. See "Annual Fund Operating Expenses."


        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, are taxable for Federal income tax purposes as ordinary income, whether or not reinvested. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of the Fund shares is a citizen or resident of the United States, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to a 20% backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. In addition, the Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended July 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Dividends and distributions may be subject to certain state and local taxes. Each investor should consult its tax adviser regarding questions as to Federal, state or local taxes.
                           GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated June 4, 1986, and commenced operations on September 4, 1986. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into two classes. Each share has one vote
        Page 10
and shareholders will vote in the aggregate and not by class except as to any matter which affects only one class or as otherwise required by law. Holders of Class B shares only, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.
        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
        Investor inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State, 1-718-895-1650 or outside New York State, 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Fund shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, the Fund's Board of Trustees believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
         Page 11
PROSPECTUS
(LION LOGO)
DREYFUS
TREASURY
CASH
MANAGEMENT
copyright logo 1995 Dreyfus Service Corporation
521p



-----------------------------------------------------------------------------


                    DREYFUS TREASURY CASH MANAGEMENT
                       CLASS A AND CLASS B SHARES
                                 PART B
                  (STATEMENT OF ADDITIONAL INFORMATION)
                            OCTOBER 10, 1995


------------------------------------------------------------------------------


        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Treasury Cash Management (the "Fund"), dated October 10, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:




                     In New York State -- Call 1-718-895-1650
                     Outside New York State -- Call Toll Free 1-800-346-3621


        Individuals or entities for whom institutions may purchase or redeem Fund shares may write to the Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of the Fund's Prospectus.

        The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                          TABLE OF CONTENTS

                                                                      Page

Investment Objective and Management Policies. . . . . . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . B-3
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . . B-6
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . B-8
Service Plan (Class B Only) . . . . . . . . . . . . . . . . . . . . . B-9
Shareholder Services Plan (Class A Only). . . . . . . . . . . . . . . B-10
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . B-10
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . B-11
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . B-12
Investor Services . . . . . . . . . . . . . . . . . . . . . . . . . . B-13
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . B-14
Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . B-14
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . B-14
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors. . . . . . . . . . . . . . . . . . . B-15
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . B-16
Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . B-24



                        INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Description of the Fund."

Portfolio Securities
--------------------


        Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchase should decrease below the resale price.


Investment Restrictions
----------------------


        The Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940
(the "Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Trustees at any time. The
Fund may not:



        1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

        2. Borrow money except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

        3.      Sell securities short or purchase securities on margin.

        4.      Write or purchase put or call options or combinations thereof.

        5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

        6. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

        7. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

        8.      Invest in companies for the purpose of exercising control.

        9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

        10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

        11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

        If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

        The Fund may make commitments more restrictive than the restrictions listed above in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                        MANAGEMENT OF THE FUND

        Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

Trustees of the Fund
--------------------


*DAVID W. BURKE, Trustee.  Consultant to the Manager since August 1994.
        From October 1990 to August 1994, Mr. Burke was Vice President and Chief Administrative Officer of the Manager. During the period 1977 to 1990, Mr. Burke was involved in the management of the national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. Mr. Burke is 58 years old and his address is 200 Park Avenue, New York, New York 10166.



ISABEL P. DUNST, Trustee. Partner in the law firm of Hogan & Hartson, since 1990. From 1986 to 1990, Deputy General Counsel of the United States Department of Health and Human Services. She is also a Trustee of the Clients Security Fund of the District of Columbia Bar and President of Temple Sinai. Ms. Dunst is 48 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.



LYLE E. GRAMLEY, Trustee.  Consulting economist since June 1992 and Senior
        Staff Vice President and Chief Economist of Mortgage Bankers Association of America from 1985 to May 1992. Since February 1993, a director of CWM Mortgage Holdings, Inc. From 1980 to 1985, member of the Board of Governors of the Federal Reserve System. Mr. Gramley is 68 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.



WARREN B. RUDMAN, Trustee.  Since January 1993, Partner in the law firm
        Paul, Weiss, Rifkind, Wharton & Garrison. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. Since May 1993, Mr. Rudman has served as a director of Collins & Aikman Corporation. Since January 1993, Mr. Rudman also has served as a director of Chubb Corporation and of the Raytheon Company. He has served as Vice Chairman of the President's Foreign Intelligence Advisory Board since January 1993. From January 1993 to December 1994, Mr. Rudman served as Vice Chairman of the Federal Reserve Bank of Boston. Since 1988, Mr. Rudman has served as a trustee of Boston College and since 1986 as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. Mr. Rudman is 65 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.


        For so long as the Fund's plans described in the sections captioned "Service Plan" and "Shareholder Services Plan" remain in effect, the Trustees of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.



        Each Trustee was elected at a meeting of shareholders held on August 5, 1994. No further meetings of shareholders will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.




        Trustees are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable to each Trustee by the Fund for the fiscal year ended July 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:



                                               (3)                                               (5)
                        (2)                  Pension or               (4)               Total Compensation
      (1)            Aggregate            Retirement Benefits    Estimated Annual          from Fund and
  Name of Board    Compensation from       Accrued as Part of     Benefits Upon         Fund Complex Paid
   Member            Fund(1)(2)             Fund's Expenses         Retirement          to Board Member
  -------------    -----------------     --------------------     ---------------       ------------------
David W. Burke        $5,000                     none                    none                 $36,311* (52)

Isabel P. Dunst       $5,000                     none                    none                 $40,692** (7)

Lyle E. Gramley       $5,000                     none                    none                 $40,692** (7)

Warren B. Rudman      $5,000                     none                    none                 $76,544*** (17)
_________________________________________
(1)     Amount does not include reimbursed expenses for attending Board meetings, which amounted to $249.02 for all Trustees as a group.
(2)     The aggregate compensation payable to each Trustee by the Fund was paid by the Manager and not the Fund.
(*)     $8,413 of this amount was paid by the Manager.
(**)    The total compensation payable by the Fund and Fund Complex was paid by the Manager.
(***)   $46,942 of this amount was paid by the Manager.


Officers of the Fund
--------------------


MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
        Officer and a Director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.



JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President -
        General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 30 years old.



FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
        President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Spring Industries Inc. He is 33 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
        General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.



JOSEPH F. TOWER, III, Assistant Treasurer.  Treasurer and Chief Financial
        Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.



JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
        Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he held the position of Assistant Vice President in the Mutual Fund Accounting Department of the Manager and was an officer of several investment companies advised or administered by the Manager. He is 59 years old.



RUTH D. LEIBERT, Assistant Secretary.  Assistant Vice President of the
        Distributor and an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.


        The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


        Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on September 26, 1995.



        The following shareholders are known by the Fund to own of record 5% or more of the Fund's Class B shares of beneficial interest outstanding on September 26, 1995: (1) Credit Suisse, Church Street Station, P.O. Box
3700, New York, NY  10008-3700 (32.09%); (2) First Interstate Bank of
Utah, 5416 West Amelia Earhart Drive, P.O. Box 25297, Salt Lake City, Utah 84125-0297 (18.31%); (3) Mellon Bank Automated Investment Service Account,
3 Mellon Bank Center, Pittsburgh, PA 15259 (13.62%); (4) Amalg & Co., 1
West Monroe Street, Chicago IL 60603-5384 (9.23%); and (5) Crestar Bank,
919 East Main Street, Richmond, VA 23219-4625 (8.92%). A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the Act) of the Fund.




                        MANAGEMENT AGREEMENT

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


        The Manager provides management services pursuant to the Management Agreement (the "Agreement"), dated August 24, 1994, with the Fund, which is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders approved the Agreement on August 5, 1994, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last voted to approve the Agreement at a meeting held on May 24, 1995. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).




        The following persons are officers and/or directors of the Manager:
Howard Stein Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William G. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark, N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund
Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Green, Julian M. Smerling and David B. Truman, directors.



        The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board of Trustees. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Robert Fort, Bernard W. Kiernan, Jr., Garitt Kono and Patricia A. Larkin. The Manager also maintains a research department with a professional staff of securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


        The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


        As compensation for the Manager's services under the Agreement, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.
All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees payable for the fiscal years ended July 31, 1993 and 1994 were $6,734,924 and $4,804,128, respectively.
These amounts were reduced pursuant to an undertaking by the Manager, resulting in net management fees paid for such fiscal years of $5,234,732 and $4,599,547, respectively. The management fee paid for the fiscal year ended July 31, 1995 was $3,914,096.


        Unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. See "Service Plan".

        In addition, the Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

        The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                        PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


        The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



        Using Federal Funds. The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Custodian.



                        SERVICE PLAN
                        (CLASS B ONLY)

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Service Plan."

        Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Service Plan") with respect to the Fund's Class B shares. Pursuant to the Plan, the Fund (a) reimburses the Distributor for distributing Class B shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Class B shares and for providing certain services to the holders of Class B shares. Under the Service Plan, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and the holders of Class B shares.


        A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which holders of Class B shares may bear pursuant to the Service Plan without the approval of the holders of Class B shares and that other material amendments of the Service Plan must be approved by the Board of Trustees and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan was so approved by the Trustees at a meeting held on May 24, 1995. The Service Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of Class B shares.




        For the period August 24, 1994 (effective date of Service Plan) through July 31, 1995, the Fund paid $95,150 pursuant to the Service Plan, of which $94,040 was paid to the Distributor as reimbursement for distributing Class B shares, and $1,110 was paid to Dreyfus for advertising and marketing Class B shares and for providing services to Class B shareholders.



        Prior Service Plan. As of August 24, 1994, the Fund terminated its then existing Service Plan, which provided for payments to be made to Dreyfus Service Corporation, the Fund's distributor prior to such date, for advertising, marketing and distributing the Fund's Class B shares at the annual rate of .25% of the value of the average daily net assets of Class B. For the period August 1, 1994 through August 23, 1994, the Fund paid Dreyfus Service Corporation pursuant to such plan $3,042, of which approximately $2,932 was for distributing Class B shares and approximately $110 was for advertising and marketing Class B shares and for services provided to Class B shareholders.



                        SHAREHOLDER SERVICES PLAN
                             (CLASS A ONLY)

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services Plan."

        The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class A shares only. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


        A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved at a meeting held on March 1, 1995. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.




        For the fiscal year ended July 31, 1995, no amounts were paid by the Fund with respect to Class A shares under the Shareholder Services Plan.
See "Management Agreement".



                        REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

        Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent, to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this procedure on the same business day if Dreyfus Institutional Services Division receives the redemption request in proper form in New York by 12:00 Noon, New York time, or in Los Angeles by 12:00 Noon, California time, on such day; otherwise the Fund will initiate payment on the next business day. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                                        Transfer Agent's
                Transmittal Code                        Answer Back Sign
                _______________                         ________________

                    144295                              144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

        The Board of Trustees has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Trustees.

        The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will consider promptly what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                        PORTFOLIO TRANSACTIONS

        Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities may include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for securities may reflect the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

        Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based on their sale of Fund shares.

        Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                        INVESTOR SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Investor Services."

        Fund Exchanges. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.


        Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus Treasury Prime Cash Management. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares issued in certificate form are not eligible for Auto-Exchange.


        Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


        The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund exchanges and Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.



                        DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                        YIELD INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."


        For the seven-day period ended July 31, 1995, the yield and effective yield for Class A shares was 5.63% and 5.79%, respectively, and for Class
B shares was 5.39% and 5.53%, respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to the shareholder's account, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


        Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.


                        INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund sends annual and semi-annual financial statements to all its shareholders.

        In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into a multi-billion dollar industry.


        The Fund is a member of the Dreyfus Family of Cash Management Funds which are designed to meet the needs of an array of institutional investors. As of September 18, 1995, the total net assets of the Dreyfus Family of Cash Management Funds amounted to approximately $21.3 billion.



                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                               AND INDEPENDENT AUDITORS


        The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, serves as a sub-custodian of the Fund's investments. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. The Bank of New York, First Interstate Bank of
California and The Shareholder Services Group, Inc. have no part in determining the investment policies of the Fund or which portfolio securities are to be purchased or sold by the Fund.


        Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

        Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                     JULY 31, 1995
                                          ANNUALIZED
                                          YIELD ON
                                           DATE OF                 PRINCIPAL
U.S. TREASURY BILLS-55.7%                  PURCHASE                 AMOUNT                        VALUE
                                       ------------          ----------------              -----------------
    8/17/95............................... 5.38%            $   69,880,000                $       69,713,219
    8/31/95.....        .................. 6.04                100,000,000                        99,512,083
    9/7/95................................ 5.41                463,887,000                       461,322,248
    9/14/95............................... 6.08                 50,000,000                        49,639,445
    9/21/95..............................  6.08                100,000,000                        99,164,876
    10/5/95......        ................. 6.05                 15,000,000                        14,841,021
    12/14/95.....        ................. 6.98                 30,000,000                        29,266,500
    12/28/95.....        ................. 5.49                 50,000,000                        48,894,917
    4/4/96.....        ................... 6.27                 50,000,000                        47,974,257
    5/2/96.....        ................... 5.90                100,000,000                        95,745,139
    5/30/96.....        .................. 5.57                 96,832,000                        92,529,528
                                                                                              --------------
TOTAL U.S. TREASURY BILLS
    (cost $1,108,603,233)....................................                                 $1,108,603,233
                                                                                              ==============
REPURCHASE AGREEMENTS-44.1%
Aubrey G. Lanston & Co., Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $237,038,183 (fully collateralized by $243,005,000 U.S. Treasury Bills due 10/19/95,
    value $240,072,740)......................................            5.80%    $   237,000,000    $   237,000,000
Barclays de Zoette Wedd Securities Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $8,301,337 (fully collateralized by $8,095,000 U.S. Treasury Notes, 7.50%, due
    2/29/96, value $8,428,369)...............................            5.80           8,300,000          8,300,000
J.P. Morgan Securities Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $250,040,278 (fully collateralized by $252,791,000 U.S. Treasury Notes, 3.875%, due
    9/30/95, value $254,084,447).............................            5.80         250,000,000        250,000,000
Lehman Government Securities, Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $252,040,740 (fully collateralized by $266,265,000 U.S. Treasury Bills from 10/12/95
    to 6/27/96, value $257,218,018)....................................  5.82         252,000,000        252,000,000
UBS Securities Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $130,480,946 (fully collateralized by $140,000,000 U.S. Treasury Bills due 6/27/96,
    value $133,131,289)......................................            5.78         130,460,000        130,460,000
                                                                                                       --------------
TOTAL REPURCHASE AGREEMENTS
    (cost $877,760,000)......................................                                          $  877,760,000
                                                                                                       ==============
TOTAL INVESTMENTS
    (cost $1,986,363,233).. .......................99.8%                                               $1,986,363,233
                                                 ========                                              ==============
CASH AND RECEIVABLES (NET).........................  .2%                                               $    3,788,727
                                                 ========                                              ==============
NET ASSETS.......        .........................100.0%                                               $1,990,151,960
                                                 ========                                             ===============
                                        See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                     JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (including repurchase agreements of $877,760,000)-Note 1(a,b).........                           $1,986,363,233
    Cash....................................................................                                4,049,783
    Interest receivable.....................................................                                  141,484
                                                                                                      ---------------
                                                                                                        1,990,554,500
LIABILITIES:
    Due to The Dreyfus Corporation..........................................              $392,975
    Due to Distributor......................................................                 9,565            402,540
                                                                                         -----------  ---------------
NET ASSETS..................................................................                           $1,990,151,960
                                                                                                      ==============
REPRESENTED BY:
    Paid-in capital.........................................................                           $1,990,271,531
    Accumulated net realized (loss) on investments..........................                                (119,571)
                                                                                                      ---------------
NET ASSETS at value.........................................................                           $1,990,151,960
                                                                                                      ===============
Shares of Beneficial Interest Outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                            1,951,221,520
                                                                                                      ===============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                               39,050,012
                                                                                                      ===============
NET ASSET VALUE per share:
    Class A Shares
      ($1,951,105,032 / 1,951,221,520 shares)...............................                                    $1.00
                                                                                                                =====
    Class B Shares
      ($39,046,928 / 39,050,012 shares).....................................                                    $1.00
                                                                                                                =====








                                                See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF OPERATIONS                                                                 YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                        $106,177,082
    EXPENSES:
      Management fee-Note 2(a)..............................................           $3,914,096
      Distribution fees (Class B shares)-Note 2(b)..........................               98,192
                                                                                       ----------
          TOTAL EXPENSES....................................................                           4,012,288
                                                                                                   -------------
INVESTMENT INCOME-NET.......................................................                         102,164,794
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                           (111,052)
                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                         $102,053,742
                                                                                                   ==============




















                                            See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED JULY 31,
                                                                               ----------------------------------------
                                                                                        1994                1995
                                                                               ----------------     -------------------
OPERATIONS:
    Investment income-net.............................................     $        76,379,549      $    102,164,794
    Net realized (loss) on investments................................                  (8,519)            (111,052)
                                                                               ----------------     ----------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              76,371,030           102,053,742
                                                                               ----------------     ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................             (76,172,112)        (100,104,947)
      Class B shares..................................................                (207,437)          (2,059,847)
    Net realized gain on investments:
      Class A shares..................................................                 (43,474)             ---
      Class B shares..................................................                 ---                  ---
                                                                               ----------------     ----------------
          TOTAL DIVIDENDS.............................................             (76,423,023)        (102,164,794)
                                                                               ----------------     ----------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares..................................................          19,349,325,990        16,731,857,418
      Class B shares..................................................              55,465,288           197,651,509
    Dividends reinvested:
      Class A shares..................................................              12,706,563            23,045,530
      Class B shares..................................................                  86,022               904,432
    Cost of shares redeemed:
      Class A shares..................................................         (19,786,003,593)     (16,786,271,189)
      Class B shares..................................................             (34,940,958)        (180,116,281)
                                                                               ---------------      ----------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS.....................................            (403,360,688)         (12,928,581)
                                                                               ---------------      ----------------
            TOTAL (DECREASE) IN NET ASSETS............................            (403,412,681)         (13,039,633)
NET ASSETS:
    Beginning of year.................................................           2,406,604,274         2,003,191,593
                                                                               ---------------      ----------------
    End of year.......................................................       $   2,003,191,593    $    1,990,151,960
                                                                               ===============    ==================




                                               See notes to financial statements.


DREYFUS TREASURY CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Reference is made to Page 3 of the Fund's Prospectus dated
October 10, 1995.

DREYFUS TREASURY CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales load. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
DREYFUS TREASURY CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
    The Fund has an unused capital loss carryover of approximately $22,500 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to July 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through July 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the average daily value of the Fund's net assets and is payable monthly.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the net assets for any full fiscal year.
    Currently, due to an undertaking, the Manager, and not the Fund, is liable for all expenses of the Fund (excluding certain expenses as described above) other than management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    The Manager may modify the existing undertaking provided that the Fund's shareholders are given 90 days prior notice.
    (B) On August 5, 1994, Fund shareholders approved a revised Class B Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund
(a) reimburses the Distributor for distributing the Fund's Class B shares and
(b) pays The Dreyfus Corporation and Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by the shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.
DREYFUS TREASURY CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    During the period from August 1, 1994 through August 23, 1994, the Fund's Service Plan ("prior Class B Service Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets, for costs and expenses in connection with advertising, marketing and distributing Class B shares and for providing certain services to holders of Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $95,150 was charged to the Fund pursuant to the Plan and $3,042 was charged to the Fund pursuant to the prior Class B Service Plan.
    (C) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $3,000 and an attendance fee of $500 per meeting.




DREYFUS TREASURY CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS TREASURY CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus Treasury Cash Management, including the statement of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Treasury Cash Management at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                             (ERNST & YOUNG SIGNATURE LOGO)






                      Dreyfus Treasury Cash Management


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information, with respect to Class A shares, for each of the nine fiscal years ended July 31, 1995 and, with respect to Class B shares, for the period January 10, 1994 (commencement of initial offering) through July 31, 1994 and for the fiscal year ended July 31, 1995.


               Included in Part B of the Registration Statement:


                    Statement of Investments-- July 31, 1995



                    Statement of Assets and Liabilities-- July 31, 1995



                    Statement of Operations--year ended July 31, 1995



                    Statement of Changes in Net Assets--for each of the years ended July 31, 1994 and July 31, 1995


                    Notes to Financial Statements


                    Report of Ernst & Young LLP, Independent Auditors, dated August 31, 1995







All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)     Exhibits:

  (1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on September 30, 1993.


  (2)     Registrant's By-Laws.


  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of the Registration Statement on Form N-1A, filed on June 30, 1986.


  (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.



  (6)     Distribution Agreement is incorporated by reference to Exhibit
          (6) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.



  (8)(a)  Amended and Restated Custody Agreement.



  (8)(b)  Sub-Custodian Agreements.



  (9)     Shareholder Service Plan.



  (10)    Opinion and consent of Registrant's counsel.


  (11)    Consent of Independent Auditors.


  (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.



  (16) Schedules of Computation of Performance Data for Class A and B shares is incorporated by reference to Exhibit 16 of Post-Effective No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.



  (18)    Rule 18f-3 Plan.


 Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________


               (a) Powers of Attorney of the Directors are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.



               (b) Power of Attorney of the Principal Executive, Financial and Accounting Officer is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.



               (c) Certificate of Secretary is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment
                    No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                               (2)

                                                Number of Record
        Title of Class                   Holders as of September 26, 1995
        ______________                   _____________________________

        Shares of Beneficial Interest
        (Par value $.001)


        Class A . . . . . . . . . . . . .     257

        Class B . . . . . . . . . . . . .      28


Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of the Registration Statement on Form N-1A, filed on June 30, 1986.

Item 27.    Indemnification - (continued)
_______     _______________


        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 29, 1994.


Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;


DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts 02108
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

ROBERT E. RILEY               Director:
President, Chief                   Dreyfus Service Corporation*;
Operating Officer,            Former Executive Vice President:
and a Director                     Prudential Investment Corporation
                                   751 Board Street
                                   Newark, New Jersey 07102

STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts  02108;
                                   Laurel Capital Advisors
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Safe Deposit & Trust
                                   One Boston Place
                                   Boston, Massachusetts 02108

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;

PHILIP L. TOIA                Formerly, Senior Vice President:
(cont'd) The Chase Manhattan Bank, N.A. and The Chase Manhattan Capital Markets Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.
                                   One Boston Place
                                   Boston, Massachusetts 02108;
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  The Dreyfus Convertible Securities Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  Dreyfus Focus Funds, Inc.
          22)  The Dreyfus Fund Incorporated
          23)  Dreyfus Global Bond Fund, Inc.
          24)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          25)  Dreyfus GNMA Fund, Inc.
          26)  Dreyfus Government Cash Management
          27)  Dreyfus Growth and Income Fund, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  Dreyfus Investors GNMA Fund
          35)  The Dreyfus/Laurel Funds, Inc.
          36)  The Dreyfus/Laurel Funds Trust
          37)  The Dreyfus/Laurel Tax-Free Municipal Funds
          38)  The Dreyfus/Laurel Investment Series
          39)  The Dreyfus Leverage Fund, Inc.
          40)  Dreyfus Life and Annuity Index Fund, Inc.
          41)  Dreyfus LifeTime Portfolios, Inc.
          42)  Dreyfus Liquid Assets, Inc.
          43)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          44)  Dreyfus Massachusetts Municipal Money Market Fund
          45)  Dreyfus Massachusetts Tax Exempt Bond Fund
          46)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          47)  Dreyfus Money Market Instruments, Inc.
          48)  Dreyfus Municipal Bond Fund, Inc.
          49)  Dreyfus Municipal Cash Management Plus
          50)  Dreyfus Municipal Money Market Fund, Inc.
          51)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          52)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          53)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          54)  Dreyfus New Leaders Fund, Inc.
          55)  Dreyfus New York Insured Tax Exempt Bond Fund
          56)  Dreyfus New York Municipal Cash Management
          57)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          58)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          59)  Dreyfus New York Tax Exempt Money Market Fund
          60)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          61)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          62)  Dreyfus 100% U.S. Treasury Long Term Fund
          63)  Dreyfus 100% U.S. Treasury Money Market Fund
          64)  Dreyfus 100% U.S. Treasury Short Term Fund
          65)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          66)  Dreyfus Pennsylvania Municipal Money Market Fund
          67)  Dreyfus Short-Intermediate Government Fund
          68)  Dreyfus Short-Intermediate Municipal Bond Fund
          69)  Dreyfus Short-Term Income Fund, Inc.
          70)  The Dreyfus Socially Responsible Growth Fund, Inc.
          71)  Dreyfus Strategic Growth, L.P.
          72)  Dreyfus Strategic Income
          73)  Dreyfus Strategic Investing
          74)  Dreyfus Tax Exempt Cash Management
          75)  The Dreyfus Third Century Fund, Inc.
          76)  Dreyfus Treasury Prime Cash Management
          77)  Dreyfus Variable Investment Fund
          78)  Dreyfus-Wilshire Target Funds, Inc.
          79)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          80)  General California Municipal Bond Fund, Inc.
          81)  General California Municipal Money Market Fund
          82)  General Government Securities Money Market Fund, Inc.
          83)  General Money Market Fund, Inc.
          84)  General Municipal Bond Fund, Inc.
          85)  General Municipal Money Market Fund, Inc.
          86)  General New York Municipal Bond Fund, Inc.
          87)  General New York Municipal Money Market Fund
          88)  Pacifica Funds Trust -
                    Pacific American Money Market Portfolio
                    Pacific American U.S. Treasury Portfolio
          89)  Peoples Index Fund, Inc.
          90)  Peoples S&P MidCap Index Fund, Inc.
          91)  Premier Insured Municipal Bond Fund
          92)  Premier California Municipal Bond Fund
          93)  Premier Global Investing, Inc.
          94)  Premier GNMA Fund
          95)  Premier Growth Fund, Inc.
          96)  Premier Municipal Bond Fund
          97)  Premier New York Municipal Bond Fund
          98)  Premier State Municipal Bond Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Lynn H. Johnson+          Vice President                     None

Ruth D. Leibert++         Assistant Vice President           Assistant
                                                             Secretary

Paul Prescott+            Assistant Vice President           None

Leslie M. Gaynor+         Assistant Treasurer                None

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.
 Item 30.    Location of Accounts and Records
            ________________________________

            1.  The Shareholder Services Group, Inc.,
                a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.




                       SIGNATURES
                       ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 3rd day of October, 1995.


                    Dreyfus Treasury Cash Management

                   BY:  /s/Marie E. Connolly *
                   Marie E. Connolly, PRESIDENT


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                     Title                        Date
__________________________      _____________________________     ________


/s/Marie E. Connolly*           President and Treasurer           10/03/95
Marie E. Connolly               (Principal Executive, Financial
                                and Accounting Officer)



/s/David W. Burke*              Trustee                           10/03/95
David W. Burke



/s/Isabel P. Dunst*             Trustee                           10/03/95
Isabel P. Dunst



/s/Lyle E. Gramley*             Trustee                           10/03/95
Lyle E. Gramley



/s/Warren B. Rudman*            Trustee                           10/03/95
Warren B. Rudman



*BY:     Eric B. Fischman*
         Attorney-in-Fact






                                          INDEX OF EXHIBITS



ITEM


(2)          Registrant's By-Laws.....................................

(8)(a)       Amended and Restated Custody Agreement...................

(8)(b)       Sub-Custodian Agreement..................................

(9)          Shareholder Services Plan................................

(10)         Opinion and consent of Registrant's counsel..............

(11)         Consent of Independent Auditors..........................

(18)         Rule 18f-3 Plan..........................................